SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     April 19, 2004
                                                  -----------------------


                          SVB Financial Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


      000-22407                                          22-3438058
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(Commission File Number)                    (I.R.S. Employer Identification No.)


   70 East Main Street, Somerville, NJ                                   08876
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(Address of Principal Executive Offices)                              (Zip Code)



                                  (908)541-9500
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              (Registrant's Telephone Number, Including Area Code)




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          (Former Name or Former Address, if Changed Since Last Report)

ITEM #5 - NEWS RELEASE

     The Company issued a News Release on April 19, 2004 announcing a 37% increase in net income.

ITEM #7 - FINANCIAL STATEMENTS AND EXHIBITS
                  (99) Additional Exhibits

                  Copy of News Release announces 37% increase in net income.
















                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 SVB Financial Services, Inc.
                                                         (Registrant)


Date   April 19, 2004                               /s/ Keith B. McCarthy
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                                                 By Keith B. McCarthy
                                                    Principal Accounting Officer